ARTICLES OF MERGER
                                       OF
                             WINCHESTER MINING CORP.
                            (A DELAWARE CORPORATION)
                                       AND
                             HI-PLAINS ENERGY CORP.
                             (A WYOMING CORPORATION)

     The Undersigned, being, and the President of Winchester Mining Corp. a Delaware corporation, hereby certify as follows:

1. A merger has been approved by the boards of directors of Winchester Mining Corp., a Delaware corporation (the parent) and its, wholly owned subsidiary, Hi-Plains Energy Corp., a Wyoming corporation, by resolution dated May 13, 2000.

2. Winchester Mining Corp. is the Parent and Hi-Plains Energy Corp. is the wholly owned subsidiary.

3. No vote of Shareholders is necessary because 100% of the outstanding shares of Hi-Plains Energy Corp. consisting of 780,000 common shares are owned by Winchester Mining Corp. and

     a) The corporation, Winchester Mining Corp. is the sole survivor and the name of the corporation will be changed to PNW Capital Corp. by Amendments to the Articles of Incorporation.

     b) The Articles of Incorporation will not differ from Articles of Incorporation prior to merger, except as to a name change

     c) Each shareholder of the corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the effective date of the merger.

     d) The voting power of the number of shares outstanding immediately after the merger will not be changed from that existing prior to the merger since no shares are being issued as a result of the merger.

     e) The number of participating shares outstanding immediately after the merger is the same as immediately before the merger and there will be no change in shares.

     f) The Board of Directors of each corporation has adopted a resolution approving the Plan of Merger, which is attached hereto as Exhibit A.

4. The merger shall be effective on May 13, 2000 or as soon thereafter as the Articles of Merger are filed with the Secretary of State of Delaware.

Winchester Mining Corp.                     Hi-Plains Energy Corp.

By: /s/Wayne Miller                     By: /s/M.A. Littman
_____________________                   ________________________
President                               M.A. Littman as Attorney-in Fact
                                         for Z.S. Merritt, President

                  * * * * * * * * * * * * * * * * * * * * * * *

State of Vancouver, B.C.             )
                                     ) ss.
County of ______________________     )

         On this 15th day of May, 2000, before me, a Notary Public, personally appeared Wayne Miller as President of Winchester Mining Corp., and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporations as a duly authorized officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

         My Commission Expires:


                                             /s/
                                            ------------------------------
                                            Notary Public

                                            Residing at: ____________________


State of Colorado                    )
                                     ) ss.
County of Jefferson                  )

         On this 15th day of May, 2000, before me, a Notary Public, personally appeared M.A. Littman as Attorney-in-Fact for Z.S. Merritt as President of Hi-Plains Energy Corp. and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporations as a duly authorized officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

         My Commission Expires:


                                             /s/Jodie L. Ball
                                            ------------------------------
                                            Notary Public

                                            Residing at: Jefferson County, CO